UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2022 (February 8, 2022)

byNordic Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41273	84-4529780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Pir 29

Einar Hansens Esplanad 29

211 13 Malmö

Sweden

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +46 707 29 41 00

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A common stock, $0.0001 par value, and one half of one redeemable warrant	BYNOU	The Nasdaq Stock Market LLC

Class A common stock, $0.0001 par value	BYNO	The Nasdaq Stock Market LLC

Redeemable Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	BYNOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 11, 2022, byNordic Acquisition Corporation, a Delaware corporation (the “Company”), consummated its initial public offering (the “IPO”) of 15,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and one-half of one redeemable warrant of the Company (a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $150,000,000.

In connection with the IPO, the Company entered into the following agreements (the descriptions of which are qualified in their entirety by the full text of the applicable agreement), forms of which were previously filed as exhibits to the Company’s Registration Statements on Form S-1 (File No. 333-248488) related to the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on August 28, 2020, as amended (the “Registration Statement”):

●	an Underwriting Agreement, dated February 8, 2022, between the Company and Keefe, Bruyette & Woods, Inc. and Drexel Hamilton, LLC as the representatives of the underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference;

●	a Warrant Agreement, dated February 8, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.4 hereto and incorporated herein by reference;

●	a Letter Agreement, dated February 8, 2022, by and among the Company, the Company’s sponsor, Water by Nordic AB (the “Sponsor”), byNordic Holdings LLC (“byNordic Holdings”), byNordic Holdings II LLC (“byNordic Holdings II LLC”) and each of its executive officers and directors, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference;

●	an Investment Management Trust Agreement, dated February 8, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference;

●	an Amended & Restated Registration Rights Agreement, dated February 8, 2022, by and among the Company, the Sponsor, byNordic Holdings, byNordic Holdings II and certain other securityholders of the Company, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference;

●	a Securities Purchase Agreement, dated February 8, 2022 (the “Securities Purchase Agreement (Sponsor)”), between the Company and the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference;

●	a Securities Purchase Agreement, dated February 8, 2022 (the “Securities Purchase Agreement (byNordic Holdings)”), between the Company and byNordic Holdings, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference;

●	a Securities Purchase Agreement, dated February 8, 2022 (the “Securities Purchase Agreement (byNordic Holdings II)”), between the Company and byNordic Holdings II, a copy of which is attached as Exhibit 10.8 hereto and incorporated herein by reference;

●	the form of the Indemnity Agreement, each dated February 8, 2022, between the Company and the directors and officers of the Company, a form of which is attached as Exhibit 10.9 hereto and incorporated herein by reference;

●	an Administrative Support Agreement, dated February 8, 2022, between the Company and the Sponsor, a copy of which is attached as Exhibit 10.10 hereto and incorporated herein by reference;

●	a Second Amended & Restated Forward Purchase Agreement, dated February 8, 2022, between the Registration and Rothesay Investment SARL SPF, a copy of which is attached as Exhibit 10.11 hereto and incorporated herein by reference;

●	a Registration Rights Agreement, dated February 8, 2022, between the Registration and Rothesay Investment SARL SPF, a copy of which is attached as Exhibit 10.13 hereto and incorporated herein by reference; and

●	the form of the letter agreement, each dated January 18, 2022, between the Company and the anchor investors, a form of which is attached as Exhibit 10.14 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Securities Purchase Agreements, the Company completed the private placement of an aggregate of 850,000 shares of Class A common stock $0.0001 par value, of the Company (the “Private Shares”) to the Sponsor, byNordic Holdings and byNordic Holdings II at a purchase price of $10.00 per Private Share, generating gross proceeds to the Company of $8,500,000. No underwriting discounts or commissions were paid with respect to the private placement of the Private Shares in such manner. The issuance of the Private Shares was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On February 3, 2022, in connection with the IPO, the Company filed its amended and restated certificate of incorporation (the “Amended and Restated Certificate of Incorporation”) with the Secretary of State of the State of Delaware, effective on the same day. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.2 hereto and incorporated herein by reference.

Item 8.01. Other Events.

Nasdaq rules provide that at least 90% of the gross proceeds from this offering be deposited in a trust account. Of the proceeds we received from this offering and the sale of the Private Shares described in the prospectus for this offering, $153.0 million after giving effect to the issuance of 15,000,000 units pursuant to the IPO ($10.20 per unit), will be deposited into a segregated trust account located in the United States at JP Morgan Chase Bank, N.A. with Continental Stock Transfer & Trust Company acting as trustee, after deducting $3,000,000 in underwriting discounts and commissions payable upon the closing of this offering and an aggregate of $910,000 to pay fees and expenses in connection with the closing of this offering and $1,590,000 for working capital following the closing of this offering. The proceeds to be placed in the trust account include $5,250,000 in deferred underwriting commissions payable to the underwriter after giving effect to the exercise in full of the underwriter’s over-allotment option. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes (less up to $100,000 interest to pay dissolution expenses), the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination (including the release of funds to pay any amounts to any of the Company’s public shareholders properly exercising their redemption rights in connection therewith), (ii) the redemption of any of the Company’s public shares properly tendered in connection with a shareholder vote to amend the Company’s Amended and Restated Certificate of Incorporation (a) to modify the substance or timing of its obligation to provide holders of the Company’s Class A Common Stock the right to have their shares redeemed in connection with its initial business combination or to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 15 months from the closing of the IPO as such deadline may be extended for an additional three month period for a total of up to 18 months to complete the Company’s initial business combination from the closing of the IPO or (b) with respect to any other provision relating to shareholders’ rights or pre-business combination activity and (iii) the redemption of all of the Company’s public shares if it is unable to complete its initial business combination within 15 months from the closing of the IPO as such deadline may be extended for an additional three month period for up to 18 months from the closing of the IPO, subject to applicable law.

On February 8, 2022, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On February 12, 2022, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Form of Underwriting Agreement between the Company and Keefe, Bruyette & Woods, Inc. and Drexel Hamilton, LLC as the representatives of the underwriters
3.2	Form of Amended and Restated Certificate of Incorporation.
4.4	Form of Warrant Agreement between Continental Stock Transfer & Trust Company and the Company.
10.1	Form of Letter Agreement among the Company, Water by Nordic AB, byNordic Holdings LLC, byNordic Holdings II LLC and each of the executive officers and directors of the Company.
10.3	Form of Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and the Company.
10.4	Form of Amended & Restated Registration Rights Agreement among the Company, Water by Nordic AB, byNordic Holdings LLC, byNordic Holdings II LLC and certain other securityholders of the Company
10.6	Form of Securities Purchase Agreement between the Company and Water by Nordic AB
10.7	Form of Securities Purchase Agreement between the Company and byNordic Holdings LLC
10.8	Form of Securities Purchase Agreement between the Company and byNordic Holdings II LLC
10.9	Form of the Indemnity Agreements between the Company and each of the executive officers and directors of the Company
10.10	Form of the Administrative Support Agreement between the Company and Water by Nordic AB
10.11	Form of Second Amended & Restated Forward Purchase Agreement, dated February 8, 2022, between the Company and Rothesay Investment SARL SPF
10.13	Form of Registration Rights Agreement, dated February 8, 2022, between the Company and Rothesay Investment SARL SPF
10.14	Form of the letter agreements, each dated January 18, 2022, between the Company and the anchor investors, a form of which is attached as Exhibit 10.14 hereto
99.1	Press Release dated February 8, 2022
99.2	Press Release dated February 12, 2022

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

byNordic Acquisition Corporation

	By:	/s/ Michael Hermansson
		Name:	Michael Hermansson
		Title:	Chief Executive Officer

Dated: February 14, 2022

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